UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File number 811-09134

MANOR INVESTMENT FUNDS, INC.

15 Chester Commons

Malvern, PA 19355

AGENT FOR SERVICE:

Daniel A. Morris

Manor Investment Funds, Inc.

15 Chester Commons

Malvern, Pa 19355

Registrant’s telephone number, including area code: 1-610-722-0900

Date of fiscal year end: December 31, 2006

Date of reporting period: April 1, 2006 – June 30, 2006

Form N-Q is to be used by a registered management investment company, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Schedule of Investments

2nd Quarter Report

June 30, 2006

(Unaudited)

Fund Office:

15 Chester Commons

Malvern, PA 19355

610-722-0900          800-787-3334

www.manorfunds.com

Managed by:

Morris Capital Advisors, Inc.

15 Chester Commons
Malvern, PA 19355

June 30, 2006

Dear Fellow Shareholders:

I am pleased to report that our Funds continue to perform well compared to the markets and comparable mutual funds. This consistent performance has generated recognition from rating services and investors. It serves to reinforce the belief that our disciplined investment process performs well over the long run.

Like A Head Butt To The Chest

At the 110th minute of the world cup championship game, midway way through the second and final overtime period, Zinedine Zidane, captain of the French team, turned around on his way back up the field and launched a head butt into the chest of Italian defender Marco Materazzi. We were not sure what Materazzi said to goad Zidane, but the response seemed to be an over-reaction. Zidane was given a red card and ejected from the game, forcing his teammates to play with an obvious disadvantage. Materazzi was left sprawled on the ground, but got back up to finish the game. He did it without the pleading and complaining that we have come to expect of world class soccer players, and ultimately his team prevailed.

The stock market gave us a head butt of its own this quarter, and I’m not sure what we did to deserve it either. We may have gotten a little too cavalier with the move to new highs, or too complacent about effects of higher commodity prices and interest rates, but the downturn does seem to be a bit of an over-action. The sudden turnaround is not unusual, but when it takes us by surprise we often find ourselves on our back, struggling to get up.

The important thing is not whether we got caught off-guard, but how we choose to respond. We could complain about mixed signals from interest rate policy makers, slowing earnings growth, stock-option timing investigations, or leveraged trading by hedge funds, but none of that matters now. Instead we need to focus on the next six months, rather than the past two. It may not take much to move the market back to the upside, and this recent sell-off may have created some attractive investment opportunities that we can use to our advantage.

The Manor Fund

The Manor Fund declined 0.75%, net of all fees and expenses, during the quarter ending June 30, 2006, outperforming both the S&P 500 index, and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (-1.44% and -1.93%, respectively). The Fund also outperformed the S&P 500 and the Lipper Large-Cap Core mutual fund index for the trailing 1-year, 3-year and 5-year periods ending June 30, 2006, with returns of 15.47%, 15.37%, and 4.23%, compared to the S&P 500 (8.63%, 11.20%, and 2.48%), and the Lipper mutual fund index (9.12%, 9.83%, and 1.66%). During the 2nd quarter of 2006 the Fund was helped by gains in Weatherford International, Occidental Petroleum, JCPenney, Exelon, and Paccar.

Weatherford International, an operator of offshore drilling rigs, and Occidental Petroleum, a oil producer, both benefit from strong energy prices. JCPenney, a recent addition to the fund, jumped after reporting better earnings and same-store sales. This diversified retailer seems to be reaping the benefits of repositioning its merchandizing and product offerings. Exelon rose steadily during the quarter, despite rising interest rates, because much of its energy production is generated by nuclear power plants rather than natural gas. Paccar, a manufacturer of light, medium and heavy-duty trucks, rose after reporting strong revenue and earnings growth. Paccar is experiencing a surge in demand in anticipation of higher emission standards due to take effect next year.

Notable laggards during the 2nd quarter include Jabil Circuit, KB Home, Home Depot, Corning, and Wellpoint. Jabil Circuit fell after announcing earnings below expectations due to a combination of manufacturing problems. KB Home, a homebuilder with extensive operations on the west coast, declined in conjunction with the entire sector, on concerns about declining sales. Corning fell as concerns mounted about a slowdown in consumer demand for flat panel TV’s. Corning is one of the largest producers of the specialized glass used for these screens. Wellpoint declined, despite reporting higher revenues and earnings, as investors grew more concerned that rising costs will reduce results in the future for all health care providers.

During the quarter we sold Fannie Mae and reduced our position in Weatherford. We believe that Fannie Mae will continue to languish due to regulatory and market issues as it adjusts its huge portfolio of mortgage securities. Weatherford has been a strong performer, so we took the opportunity to

(Continued on page 12)

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Schedule of Investments

June 30, 2006

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value

COMMON STOCKS –94.4%
Consumer Discretionary – 10.9%
Best Buy Co., Inc.	2,539	$139,239
Home Depot	2,390	85,538
JCPenney	1,791	120,910
KB Home	1,423	65,245

		410,932

Consumer Staples – 10.0%
Colgate Palmolive	2,001	119,860
Pepsico, Inc.	2,262	135,811
Wal-Mart	2,543	122,496

		378,167

Energy – 10.0%
Devon Energy	1,190	71,888
Nabors*	2,620	88,530
Occidental Pet.	1,313	134,648
Weatherford Int. *	1,689	83,808

		378,874

Financial – 17.8%
Allstate Insurance	1,830	100,156
Bank of America	1,537	73,930
Chubb	2,192	109,381
Citigroup	1,969	95,004
Freddie Mac	1,440	82,094
Prudential Finl.	1,504	116,861
Vornado Realty Tr.	1,010	98,526

		675,952

Health Care – 11.5%
Endo Pharm. *	4,130	136,207
Johnson & Johnson	1,350	80,892
Manor Care, Inc.	2,590	121,523
Wellpoint, Inc. *	1,327	96,566

		435,188

Industrial – 13.4%
Alcan (Canada)	2,224	104,395
Deere & Co.	980	81,820
General Electric	2,270	74,819
Norfolk Southern	2,410	128,260
Paccar, Inc.	630	51,899
Tyco, Inc.	2,440	67,100

		508,293

Information Technology – 13.3%
Cisco Systems *	2,350	45,896
Citrix Systems *	2,970	119,097
Corning, Inc. *	4,990	120,708
Intel Corp.	2,980	56,620
Int. Bus. Machines	950	72,979
Jabil Circuit *	3,494	89,446

		504,746

Material – 4.1%
Nucor Corp.	2,844	154,287

		154,287

Utility – 3.4%
Exelon	2,248	127,754

		127,754

TOTAL COMMON STOCKS (Cost $2,717,694)		3,574,193

SHORT-TERM INVESTMENTS – 5.5%
1st Amer. Gov. Fund	22,922	22,922
1st National M Mkt	186,654	186,654

TOTAL SHORT-TERM INVESTMENTS (Cost $209,576)		209,576

TOTAL INVESTMENTS – 99.9% (Cost $2,927,270)		3,783,769
Other Assets less Liabilities –
Net – 0.1%		4,764

NET ASSETS 100.0%		$3,788,533

*	Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Fund and Performance Information

June 30, 2006

(Unaudited)

Fund Performance

Investment Performance

Vs. the S&P 500 and the Lipper Large-Cap Core Index

[GRAPHIC]

Quarter and Annualized Total Return for Periods Ending March 31, 2006

	Manor Fund	S&P 500 Index	Lipper LC Core Funds

2nd Quarter	-0.75%	-1.44%	-1.93%
1-Year	15.47%	8.63%	9.12%
3-Year Annualized	15.37%	11.20%	9.83%
5-Year Annualized	4.23%	2.48%	1.66%
Annualized since inception12/31/93	6.24%	9.27%	6.16%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets

Nucor Corp.	4.1%
Best Buy Inc.	3.7%
Endo Pharm.	3.6%
Occidental Petro.	3.6%
Pepsico	3.6%

Top Industry Sectors

Industry	% of Net Assets

Financial	17.8%
Industrial	13.4%
Information Tech.	13.3%
Health Care	11.5%
Consumer Disc.	10.8%

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Schedule of Investments

June 30, 2006

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value

COMMON STOCKS – 91.3%
Consumer Discretionary – 20.1%
Bed, Bath, Beyond *	2,080	$68,994
Coach Inc. *	4,742	141,786
Ebay, Inc. *	2,469	72,317
Fortune Brands	1,030	73,140
Gap, Inc.	4,680	81,432
Kohls Corp	2,321	137,217
Mohawk Ind. *	1,113	78,300
Staples	5,068	123,406

		776,592

Consumer Staples – 3.1%
News Corp.	6,030	121,685

		121,685

Energy – 7.5%
Baker-Hughes	2,260	184,981
Valero Energy	1,597	106,232

		291,213

Financial – 15.7%
Ace Limited	2,440	123,440
American Int. Grp.	1,160	68,498
Capital One	1,480	126,466
Etrade Financial *	6,860	156,545
Golden West Fin.	1,810	134,302

		609,251

Health Care – 18.1%
Express Scripts *	1,690	121,241
Forest Labs *	1,320	51,071
Genentech Inc. *	1,270	103,886
Quest Diagnostics	2,140	128,229
Schering Plough	5,589	106,359
Unitedhealth Group	2,010	90,007
Zimmer Holdings	1,703	96,594

		697,387

Industrial – 10.9%
Cendant Corp.	3,910	63,694
Fedex Corp.	931	108,797
Raythron Co.	2,628	117,130
Robert Half Int.	3,150	132,300

		421,921

Information Technology – 13.6%
Broadcom Corp-A *	4,239	128,569
Dell, Inc. *	2,630	64,330
EMC Corp. *	8,474	92,959
Intel Corp.	3,677	69,863
Microsoft Corp.	3,260	75,958
Xilinx, Inc.	4,206	95,266

		526,945

Utility – 3.3%
TXU Corp	2,135	127,652

		127,652

TOTAL COMMON STOCKS (Cost $ 3,185,239)		3,572,646

SHORT-TERM INVESTMENTS – 7.7%
1st Amer. Gov. Fund	175,801	175,801
1st National M Mkt	122,542	122,542

TOTAL SHORT-TERM INVESTMENTS (Cost $ 298,343)		298,343

TOTAL INVESTMENTS – 99.9% (Cost $ 3,483,582)		3,870,989

Other Assets less Liabilities –
Net – 0.1%		1,949

NET ASSETS – 100.0%		$3,872,938

*	Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Fund and Performance Information

June 30, 2006

(Unaudited)

Fund Performance

Investment Performance

Vs. the S&P 500 and Lipper Large-Cap Growth Index

[GRAPHIC]

Quarter and Annualized Total Return for Periods Ending June 30, 2006

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds

2nd Quarter	-4.89%	-1.44%	-5.14%
1-Year	6.95%	8.63%	5.78%
3-Year Annualized	11.69%	11.20%	8.42%
5-Year Annualized	3.43%	2.48%	-1.33%
Annualized since inception 6/30/93	1.47%	0.48%	-4.74%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets

Baker-Hughes	4.8%
ETrade Financial	4.0%
Coach	3.7%
Golden West Fin.	3.5%
Kohls Corp.	3.5%

Top Industry Sectors

Industry	% of Net Assets

Consumer Disc.	20.1%
Health Care	18.0%
Financial	15.7%
Information Tech.	13.6%
Industrial	10.9%

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Schedule of Investments

June 30, 2006

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value

U.S. GOVERNMENT BONDS – 86.2%
U.S. Treasury 2.250% Due 02-15-07	100,000	$98,125
U.S. Treasury 3.250% Due 08-15-07	200,000	195,625
U.S. Treasury 3.125% Due 10-15-08	200,000	191,312
U.S. Treasury 3.625% Due 07-15-09	250,000	239,687
U.S. Treasury 3.500% Due 12-15-09	200,000	190,750
U.S. Treasury 3.875% Due 07-15-10	400,000	383,500
U.S. Treasury 3.875% Due 02-15-13	200,000	186,500
U.S. Treasury 4.000% Due 02-15-14	200,000	185,688

TOTAL U.S. GOVERNMENT BONDS
(Cost $ 1,738,839)		1,671,187

SHORT-TERM INVESTMENTS – 12.8%
1st American Treasury Obligation Fund	184,552	184,552
1st National Money Market	63,240	63,240

TOTAL SHORT-TERM INVESTMENTS
(Cost $ 247,792)		247,792

TOTAL INVESTMENTS – 99.0%
(Cost $ 1,986,631)		1,918,979
Other Assets less Liabilities – Net – 1.0%		21,985

NET ASSETS - 100.0%		$1,940,964

SECURITY VALUATION:

Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the fund’s board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Fund and Performance Information

June 30, 2006

(Unaudited)

Fund Performance

[GRAPHIC]

Quarter and Annualized Total Return for Periods Ending June 30, 2006

	Bond Fund	Lipper US Gov’t Fund Index	Lehman Intermediate Gov’t Index

2nd Quarter	0.10%	-0.18%	0.23%
1-Year	-0.98%	-1.11%	-1.16%
3-Year Annualized	-0.19%	1.34%	1.03%
5-Year Annualized	2.05%	4.12%	3.83%
Annualized since inception 6/30/99	3.08%	4.97%	4.78%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund’s total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.

Top Five Holdings

Security	% of Net Assets

US Treasury 3.875% due 7/15/10	19.8%
US Treasury 3.625% due 7/15/09	12.3%
US Treasury 3.250% due 8/15/07	10.1%
US Treasury 3.125% due 10/15/08	9.9%
US Treasury 3.500% due 12/15/09	9.8%

(Continued from page 5)

take some profits. We purchased Prudential Financial and Wal-Mart with the proceeds from these sales. Prudential Financial has a more diversified product mix compared to Fannie Mae, while Wal-Mart is trading at an attractive valuation because its share price has been stable over the last few years while earnings have grown.

The Growth Fund

The Growth Fund declined 4.89%, net of all fees and expenses, during the quarter ending June 30, 2006, outperforming comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (-5.14%). The Fund also outperformed the S&P 500 and the Lipper Large-Cap Growth mutual fund index for the trailing 3-year and 5-year periods ending June 30, 2006, with returns for the Fund of 11.69% and 3.43%, compared to the S&P 500 (11.20% and 2.48%), and the Lipper mutual fund index (8.42% and –1.33%). The Fund returned 1.47% since inception, outperforming both the S&P 500 and the Lipper mutual fund index (0.48% and –4.74%, respectively). The Fund was helped by strong performance from TXU Corp., Baker-Hughes, Quest Diagnostics, Valero Energy, and Kohls.

Two of the top performers both operate in the energy sector. Baker-Hughes provides equipment and services for energy exploration, and Valero Energy is one of the largest domestic oil refiners. Both continue to benefit from consistently high oil prices. TXU is a major energy utility in the gulf region. Its revenues and earnings have rebounded after the problems created by the hurricanes last year. Quest Diagnostics, a provider of medical testing products and services, jumped after reporting sharply higher revenues and earnings. Kohls, a recent addition to the portfolio, rose together with many other retailers, as retail sales remain strong despite rising interest rates and energy prices.

Weak holdings in the portfolio included Broadcom, Etrade Financial, Ebay, Express Scripts, and EMC Corp. Broadcom, one of the strongest performers over the recent quarters, declined on persistent selling pressure and concerns about the rollout of more sophisticated wireless products. Etrade Financial, another strong performer recently, declined after reporting slower trading volume. Ebay continues to suffer from concerns about slowing growth and the costs of continued overseas expansion. Express Scripts declined as investors worried about lower profit margins and stock option pricing issues. EMC Corp. fell on concerns about future earnings growth and the strategic direction of this company in a difficult environment for companies throughout the technology industry.

During the quarter we sold we sold Qualcomm and reduced our position in Valero Energy. We used the proceeds to purchase Raytheon, a defense related contractor. Qualcomm was one of our strongest performers recently but we believe that its valuation became overextended. Valero has also been a strong performer so we sold a portion of this position to take profits as a risk control measure. Our purchase of Raytheon was designed to diversify the portfolio in a sector that has been underweighted relative to the market.

The Bond Fund

The Bond Fund generated a return of 0.10%, net of all fees and expenses, for the quarter ending June 30, 2006, better than the Lipper US Government mutual fund index (-0.18%) but less than the Lehman Intermediate Government index (0.23%). For the year ending June 30, 2006, the Fund generated a return of –0.98%, better than both the Lehman Intermediate Government Index (-1.16%) and the Lipper US Government mutual fund index (-1.11%). Performance over the recent quarter reflects the relatively conservative position of the fund’s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 5.10%, an average maturity of approximately 5.53 years, and an average duration of 3.22 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.

Keeping Your Head In The Game

Zidane lost his head for just a brief moment when he attacked his Italian counterpart, and it affected the balance of the contest. That loss of focus squandered an opportunity and erased any memory of the shot from that same head that came so close to winning the game just minutes before. In the investment game it is important to step back from the emotion and focus on an objective valuation of the earnings and growth prospects that can drive future performance. Despite the difficult economic environment, there are always attractive opportunities that can contribute to overall performance. It is our job to maintain our focus and identify those opportunities when they present themselves.

Sincerely,

Daniel A. Morris

Fund Office:

15 Chester County Commons
Malvern, PA 19355

610-722-0900         800-787-3334

www.manorfunds.com

Item 2. Controls and Procedures
(a)

The Registrant’s principal executive and principal financial officer have concluded that the Registrant’s disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

CERTIFICATIONS

I, Daniel A. Morris, President of Manor Investment Funds, Inc., certify that:

1.	I have reviewed this report on Form N-Q of Manor Investment Funds, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the schedule of investments included in this Report fairly present in all material respects the investments of Manor Investment Funds as of the end of the fiscal quarter for which the report is filed.

4.

I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) and internal control over financial reporting (as defined in rule 30a-

3(d) under the Investment Company Act) for Manor Investment Funds, Inc., and have: (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

(b)	[Omit]
(c)

Evaluated the effectiveness of the Manor Investment fund’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

(d)	[Omit]
5.	I have disclosed to Manor Investment fund’s auditors and the audit committee of Manor Investment fund’s board of directors:
(a)

All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Manor Investment fund’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Manor Investment fund’s internal control over financial reporting.

Manor Investment Funds, Inc.
/S/ Daniel A. Morris

July 25, 2006	Daniel A. Morris, President Mr. Morris acts as Manor Investment fund’s Principal Executive Officer and Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.

/s/ Daniel A. Morris

July 25, 2006	Daniel A. Morris President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Daniel A. Morris

July 25, 2006	Daniel A. Morris President